UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2025

SMITHFIELD FOODS, INC.
(Exact name of registrant as specified in its charter)

Virginia	001-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Commerce Street
Smithfield, VA 23430
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (757) 365-3000
N/A
(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SFD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On July 22, 2025, Smithfield Foods, Inc. (the “Company”) and certain of its subsidiaries entered into an omnibus amendment (the “Amendment”) to amend and restate (i) the Fifth Amended and Restated Credit and Security Agreement, dated as of December 22, 2022, among Smithfield Receivables Funding LLC, the Company, certain lender parties thereto, Coöperatieve Rabobank U.A., New York Branch, PNC Bank, National Association, and PNC Capital Markets LLC and (ii) the Fifth Amended and Restated Receivables Sale Agreement, dated as of December 22, 2022, among the Company, SFFC, Inc., Smithfield Support Services Corp., Smithfield Fresh Meats Sales Corp., Smithfield Fresh Meats Corp., Smithfield Direct, LLC, Smithfield Bioscience, Inc., Smithfield Packaged Meats Sales Corp. and Smithfield Receivables Funding LLC (the “Facility”). Pursuant to the Amendment, the Company terminated the monetization component of the Facility, effected the technical and conforming changes necessary to reflect the removal of the monetization component of the Facility and memorialized the securitization component of the Facility, which remains in place.

The monetization component of the Facility originally was established to provide the Company with additional liquidity and working capital flexibility. In light of the Company’s current liquidity position and internal capital resources, the Company determined that the monetization component of the Facility was no longer cost-effective or necessary. There were no early termination penalties or other material exit costs incurred in connection with the termination of the monetization component of the Facility.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment as is being filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Index

Exhibit Number	Exhibit Description
10.1
Omnibus Amendment, dated as of July 22, 2025, to (i) the Fifth Amended and Restated Credit and Security Agreement, dated as of December 22, 2022, among Smithfield Receivables Funding LLC, the Registrant, certain lender parties thereto, Coöperatieve Rabobank U.A., New York Branch, PNC Bank, National Association, and PNC Capital Markets LLC, and (ii) the Fifth Amended and Restated Receivables Sale Agreement, dated as of December 22, 2022, among the Registrant, SFFC, Inc., Smithfield Support Services Corp., Smithfield Fresh Meats Sales Corp., Smithfield Fresh Meats Corp., Smithfield Direct, LLC, Smithfield Bioscience, Inc., Smithfield Packaged Meats Sales Corp. and Smithfield Receivables Funding LLC.

104	Cover Page Interactive Data File formatted in iXBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: July 24,2025	By:	/s/ Mark L. Hall
Mark L. Hall
Chief Financial Officer